UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

PLANTATION LIFECARE DEVELOPERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53625	16-1614060
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7325 Oswego Road

Liverpool, New York 13090

(Address of principal executive offices)

(315) 451-4889

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

Effective May 14, 2013, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Michael F. Cronin, CPA. A copy of the order can be found at: http://pcaobus.org/Enforcement/Decisions/Documents/05142013_Cronin.pdf

The decision to dismiss Michael F. Cronin and to seek new independent auditors was approved by the Company’s Board of Directors. On May 31, 2013, the Company notified Michael F. Cronin of the dismissal.

Besides a standard going concern qualification, the report of Michael F. Cronin on the Company’s financial statements for fiscal years ended December 31, 2010 and December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audit of the Company’s financial statement for the fiscal years ended December 31, 2010 and December 31, 2011, (1) there were no disagreements with Michael F. Cronin on any matter of accounting principles or practices, financial statement disclosure and procedure which, if not resolved to the satisfaction of Michael F. Cronin, would have caused Michael F. Cronin to make reference to the matter in the filing and (2) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Item 304”).

We believe the revocation of the accountant’s PCAOB registration and the reasons thereto would likely be information necessary to make the required statements in this 8K – whether the former accountant resigned, declined to stand for re-election or was dismissed – in light of the circumstances under which they are not misleading. We have provided a copy of the above disclosures to Michael F. Cronin and requested Michael F. Cronin provide a letter addressed to the U.S. Securities and Exchange Commission stating whether or not he agrees with the above disclosures. A copy of the Michael F. Cronin’s letter dated May 31, 2013, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

As of the date of this report, our board of directors has not yet obtained the Company’s new independent registered public accounting firm.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter dated May 31, 2013, from Michael Cronin & Company to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANTATION LIFECARE DEVELOPERS, INC.

Date: June 3, 2013	By:	/s/ Joseph Passalaqua
Name: Joseph Passalaqua
Title: President; Director Chief Executive Officer

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